                            SUPPLEMENT TO PROSPECTUS
                          FOR SEPARATE ACCOUNT THREE OF
               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
                            DATED SEPTEMBER 24, 1999

                            (FOR USE IN OREGON ONLY)


The prospectus is amended to reflect that the policy described is a modified premium variable life insurance policy.

The section entitled "Transfers of Policy Value - Transfers Involving Fixed Account" is amended to delete the last sentence which prohibits transfers from the Fixed Account into the Investment Account for the Money Market Trust.


                        SUPPLEMENT DATED JANUARY 4, 2000



SPVL.SUPP1/00 (OR)